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                                                                     Exhibit 3.1

CERTIFICATE NO. __
COMMON STOCK                                       COMMON STOCK
PAR VALUE $.01                          SEE REVERSE FOR CERTAIN DEFINITIONS

                          FLORIDA SAVINGS BANCORP, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT

is the owner of:


 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE PER SHARE OF
                          FLORIDA SAVINGS BANCORP, INC.
    a corporation organized under the laws of the State of Florida

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Secretary of the Corporation), to all of which provisions the holder by acceptance hereof, assents. The shares represented by this Certificate are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  IN WITNESS THEREOF, FLORIDA SAVINGS BANCORP, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:

    President                           [SEAL]                        Secretary

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                                ----------------

         The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

         The shares represented by this certificate may not be cumulatively voted on any matter.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFTS MIN ACT - ______ custodian _______
                                                       (Cust)           (Minor)


TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act
                                                       --------------------
                                                             (State)

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFICATION NUMBER OF TRANSFEREE

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED ________________________

___________________________________
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED: ____________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                      PURSUANT TO S.E.C. RULE 17Ad-15




The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The shares may not be sold, offered for sale, transferred or assigned except (i) in conjunction with an effective registration statement as to such securities under the Act; (ii) pursuant to the terms of Rule 144 under said Act; or (iii) pursuant to an opinion of counsel satisfactory to the Corporation that such registration or compliance is not required.